Exhibit (13)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Jeffrey Brown, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Jonathan Feigelson, Phillip Rollock, Marjorie Pierre-Merritt or Rachel Mendelson, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission under Registration Numbers 333-134820 and 811-21907, for sale and operation of TIAA Separate Account VA-3 in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: March 22, 2014

/s/ Jeffrey R. Brown

State of Illinois	)
) ss.
County of Champaign	)

SUBSCRIBED AND SWORN to before me this 22 day of March, 2014, by Jeffrey R. Brown, who I have identified to be the person who signs herein.

/s/ Martha K. Lubben
NOTARY PUBLIC

My Commission Expires: 4-18, 2015

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Robert C. Clark, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Jonathan Feigelson, Phillip Rollock, Marjorie Pierre-Merritt or Rachel Mendelson, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission under Registration Numbers 333-134820 and 811-21907, for sale and operation of TIAA Separate Account VA-3 in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: March 24, 2014

/s/ Robert C. Clark

State of New York	)
) ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 24th day of March, 2014 by Robert C. Clark, who I have identified to be the person who signs herein.

/s/ Chanda Smart
NOTARY PUBLIC

My Commission Expires: July 14, 2017

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Lisa W. Hess, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Jonathan Feigelson, Phillip Rollock, Marjorie Pierre-Merritt or Rachel Mendelson, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission under Registration Numbers 333-134820 and 811-21907, for sale and operation of TIAA Separate Account VA-3 in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: March 24, 2014

/s/ Lisa W. Hess

State of New York	)
) ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 24th day of March, 2014 by Lisa W. Hess, who I have identified to be the person who signs herein.

/s/ Martha Irene Glenn
NOTARY PUBLIC

My Commission Expires: March 14, 2016

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Edward M. Hundert. M.D., a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Jonathan Feigelson, Phillip Rollock, Marjorie Pierre-Merritt or Rachel Mendelson, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission under Registration Numbers 333-134820 and 811-21907, for sale and operation of TIAA Separate Account VA-3 in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: March 24, 2014

/s/ Edward Hundert

State of New York	)
) ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 24th day of March, 2014 by Edward M. Hundert, M.D., who I have identified to be the person who signs herein.

/s/ Martha Irene Glenn
NOTARY PUBLIC

My Commission Expires: March 14, 2016

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Lawrence H. Linden, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Jonathan Feigelson, Phillip Rollock, Marjorie Pierre-Merritt or Rachel Mendelson, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission under Registration Numbers 333-134820 and 811-21907, for sale and operation of TIAA Separate Account VA-3 in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: 3/24, 2014

/s/ Lawrence H. Linden

State of New York	)
) ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 24th day of March, 2014 by Lawrence H. Linden, who I have identified to be the person who signs herein.

/s/ Martha Irene Glenn
NOTARY PUBLIC

My Commission Expires: March 14, 2016

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Maureen O’Hara, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Jonathan Feigelson, Phillip Rollock, Marjorie Pierre-Merritt or Rachel Mendelson, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission under Registration Numbers 333-134820 and 811-21907, for sale and operation of TIAA Separate Account VA-3 in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: March 24, 2014

/s/ Maureen O’Hara

State of New York	)
)ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 24th day of March, 2014 by Maureen O’Hara, who I have identified to be the person who signs herein.

/s/ Martha Irene Glenn
NOTARY PUBLIC

My Commission Expires: March 14, 2016

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Donald K. Peterson, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Jonathan Feigelson, Phillip Rollock, Marjorie Pierre-Merritt or Rachel Mendelson, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission under Registration Numbers 333-134820 and 811-21907, for sale and operation of TIAA Separate Account VA-3 in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: March 24, 2014

/s/ Donald K. Peterson

State of New York	)
)ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 24th day of March, 2014, by Donald K. Peterson, who I have identified to be the person who signs herein.

/s/ Martha Irene Glenn
NOTARY PUBLIC

My Commission Expires March 24, 2014

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Sidney A. Ribeau, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Jonathan Feigelson, Phillip Rollock, Marjorie Pierre-Merritt or Rachel Mendelson, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission under Registration Numbers 333-134820 and 811-21907, for sale and operation of TIAA Separate Account VA-3 in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: 3-27-14, 2014

/s/ Sidney Ribeau

State of Maryland	)
)ss.
County of Montgomery	)

SUBSCRIBED AND SWORN to before me this 27th day of March, 2014, by Sidney A. Ribeau, who I have identified to be the person who signs herein.

/s/ Nadia Syahmalina
NOTARY PUBLIC

My Commission Expires: December 05, 2014

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Dorothy K. Robinson, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Jonathan Feigelson, Phillip Rollock, Marjorie Pierre-Merritt or Rachel Mendelson, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission under Registration Numbers 333-134820 and 811-21907, for sale and operation of TIAA Separate Account VA-3 in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: March 24, 2014

/s/ Dorothy K. Robinson

State of New York	)
) ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 24th day of March, 2014, by Dorothy K. Robinson, who I have identified to be the person who signs herein.

/s/ Martha Irene Glenn
NOTARY PUBLIC

My Commission Expires: March 14, 2016

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that David L. Shedlarz, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Jonathan Feigelson, Phillip Rollock, Marjorie Pierre-Merritt or Rachel Mendelson, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission under Registration Numbers 333-134820 and 811-21907, for sale and operation of TIAA Separate Account VA-3 in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: March 25, 2014

/s/ David L. Shedlarz

State of South Carolina	)
) ss.
County of Jasper	)

SUBSCRIBED AND SWORN to before me this 25 day of March, 2014, by David L. Shedlarz, who I have identified to be the person who signs herein.

/s/ Daphne Duncan
NOTARY PUBLIC

My Commission Expires: Aug 6, 2016

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Marta Tienda, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Jonathan Feigelson, Phillip Rollock, Marjorie Pierre-Merritt or Rachel Mendelson, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission under Registration Numbers 333-134820 and 811-21907, for sale and operation of TIAA Separate Account VA-3 in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: 24 March, 2014

/s/ Marta Tienda

State of New York	)
) ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 24th day of March, 2014, by Marta Tienda, who I have identified to be the person who signs herein.

/s/ Martha Irene Glenn
NOTARY PUBLIC

My Commission Expires: March 14, 2016

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Ronald L. Thompson, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Jonathan Feigelson, Phillip Rollock, Marjorie Pierre-Merritt or Rachel Mendelson, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission under Registration Numbers 333-134820 and 811-21907, for sale and operation of TIAA Separate Account VA-3 in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: March 24, 2014

/s/ Ronald Thompson

State of New York	)
)ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 24th day of March, 2014, by Ronald L. Thompson, who I have identified to be the person who signs herein.

/s/ Martha Irene Glenn
NOTARY PUBLIC

My Commission Expires: March 14, 2016